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                                                                    EXHIBIT 10.6

                              VLSI TECHNOLOGY, INC.

                       1986 DIRECTORS' STOCK OPTION PLAN

                            (As adopted by the Board of
                      Directors on August 6, 1986 and amended
                 January 15, 1987, August 5, 1993 and March 11, 1994
                         and approved by the stockholders on
                          April 22, 1987 and May 5, 1994)

        1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.


         All options granted hereunder shall be "non-statutory stock options".

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Common Stock" shall mean the Common Stock of the Company.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Company" shall mean VLSI Technology, Inc., a Delaware corporation.

                  (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

                  (f)      "Director" shall mean a member of the Board.

                  (g) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (i) "Option" shall mean a stock option granted pursuant to the Plan.

                  (j) "Optioned Stock" shall mean the Common Stock subject to an Option.

                  (k) "Optionee" shall mean an Outside Director who receives an Option.

                  (l) "Outside Director" shall mean a Director who is not an Employee.

                  (m) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (n)      "Plan" shall mean this 1986 Directors' Stock Option
Plan.
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                  (o)      "Share" shall mean a share of the Common Stock, as
adjusted in accordance with Section 11 of the Plan.

                  (p) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       Stock Subject to the Plan.  Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 300,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

         4.       Administration of and Grants of Options under the Plan.

                  (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

                  (b) Procedure for Grants. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                           (i)  No person shall have any discretion to select
which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                           (ii)  Each Outside Director shall be automatically
granted an Option to purchase 20,000 Shares (the "First Option") upon the later to occur of (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy; provided, however, that no such Option shall be granted to any Outside Director prior to surrender by such Outside Director for cancellation that portion of any outstanding option or warrant held by such Outside Director to purchase shares of the Company's stock that relates to shares with respect to which such option or warrant has not yet become exercisable.

                           (iii)  After the First Option has been granted to an
Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on the first day of each fiscal year of the Company occurring after the grant date of such Outside Director's First Option; provided, however, that in no event shall an Outside Director be granted Options prior to the Amendment Date (as herein defined) to purchase in the aggregate more than 40,000 shares.

                           (iv)  In addition, after the First Option has been
granted to an Outside Director, upon the later to occur of (A) the date of approval by the stockholders (the "Amendment Date") of the Amendments to the Plan that were approved by the Board on August 5, 1993 and March 11, 1994 (the "Amendments") or (B) the date on which the First Option or a Replenishment Option (as herein defined) granted to an Outside Director expires unexercised in whole or in part, such Outside Director shall be automatically granted an option (a "Replenishment Option") to purchase a number of Shares that is equal to 20,000 minus the aggregate number of Shares, if any, that were issued to such Outside Director upon exercise of his First Option and any previously granted Replenishment Options.
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                           (v)  Notwithstanding the provisions of subsections
(ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                  (vi) The terms of an Option granted hereunder shall be as follows:

                        (A) the term of the Option shall be (I) five (5) years
                  for Options granted prior to the Amendment Date and (II) ten
                  (10) years for Options granted on or after the Amendment Date.

                        (B) the Option shall be exercisable only while the
                  Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                        (C) the exercise price per Share shall be 100% of the
                  fair market value per Share on the date of grant of the Option.

                        (D) the Option shall become exercisable as follows:

                             (I) If it is a First Option, it shall become exercisable in installments cumulatively with respect to 5,000 Shares on the first day of the first, second, third and fourth fiscal years beginning after the date of grant of such First Option;

                             (II) If it is a Subsequent Option, it shall become exercisable in full on the first day of the fourth fiscal year beginning after the date of grant of such Subsequent Option; and

                             (III) If it is a Replenishment Option, it shall be exercisable in full on the date of grant of such Replenishment Option;

                  provided, however, that in no event shall (x) any Replenishment Option or (y) any Subsequent Option granted to an Outside Director who had previously been granted Options to purchase in the aggregate more than 40,000 Shares prior to the Amendment Date be exercisable prior to obtaining stockholder approval in accordance with Section 17 hereof of the Amendments.

             (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine,  upon review of relevant information and in accordance with
Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to
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effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

                  The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect until August 6, 1996 (August 6, 2001 if stockholders approve the Amendments) unless sooner terminated under Section 13 of the Plan.

         7. Term of Option. The term of each Option shall be as set forth in Section 4(b)(vi)(A) of the Plan.

         8.       Exercise Price and Consideration.

                  (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

                  (b) Fair Market Value. The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing bid price of the Common Stock in the over-the-counter market on the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in the Wall Street Journal.

                  (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

         9.       Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 17 hereof has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of
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the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise ofthe Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he may, but only within thirty (30) days after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event a Director is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (d)  Death of Optionee.  In the event of the death of an
Optionee:

                           (i)  during the term of the Option who is at the time
of his death a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as a Director for six (6) months after the date of death.

                           (ii)  within thirty (30) days after the termination
of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a Qualified Domestic Relations Order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and may be exercised, during the lifetime of the Optionee, only by the Optionee or by a transferee permitted by this Section 10.
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         11.  Adjustments Upon Changes in Capitalization or Merger.  Subject to
any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13.  Amendment and Termination of the Plan.

              (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, effective September 1, 1994 or, if permitted by the rules of the Securities and Exchange Commission, such later time as the Company elects to switch all of its employee and director stock plans over to the version of Rule 16b-3 adopted effective May 1, 1991, the provisions of Section 4(b) hereof shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder; and provided further that the following revisions or amendments shall require approval of the stockholders of the Company in the manner described in Section 17 of the Plan:

                           (i)  any increase in the number of Shares subject to
the Plan, other than in connection with an adjustment under Section 11 of the Plan; or

                           (ii)  any change in the designation of the class of
persons eligible to be granted Options; or

                           (iii)  any material increase in the benefits accruing
to participants under the Plan; or

                           (iv)  any change in the number of shares subject to
Options to be granted hereunder or in the terms thereof as set forth in Section 4(b) hereof.

              (b)  Stockholder Approval.  Stockholder approval of any amendment
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requiring stockholder approval under Section 13(a) of the Plan shall be solicited as described in Section 17 of the Plan.


                  (c) Effect of Amendment or Termination. Any such amendment or termination ofthe Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         17.      Stockholder Approval.

                  (a) The Plan (and any amendments thereto requiring stockholder approval pursuant to Section 13(a) hereof) shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option under the Plan (or subsequent to the amendment, as the case may be). If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such stockholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

                  (b) Any required approval of the stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

         18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to stockholders, proxy statements and other information provided to all stockholders of the Company.